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                                                                    EXHIBIT 99.2

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                                DEPOSIT AGREEMENT

                                      among

                              INFOCURE CORPORATION,

                                STOCKTRANS, INC.

                                       and

                          the Holders of the Depositary
                         Receipts to be issued hereunder

                            Dated as of _______, 2000



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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS ................................................................................      1
         Section 1.01. Certificate ...................................................................      1
         Section 1.02. Common Stock ..................................................................      1
         Section 1.03. Company .......................................................................      1
         Section 1.04. Corporate Trust Office ........................................................      2
         Section 1.05. Deposit Agreement .............................................................      2
         Section 1.06. Depositary ....................................................................      2
         Section 1.07. Depositary's Agent ............................................................      2
         Section 1.08. Depositary Shares .............................................................      2
         Section 1.09. PracticeWorks .................................................................      2
         Section 1.10. PracticeWorks Preferred Stock .................................................      2
         Section 1.11. Preferred Stock ...............................................................      2
         Section 1.12. Receipt .......................................................................      2
         Section 1.13. Record Holder .................................................................      2
         Section 1.14. Registrar .....................................................................      2
         Section 1.15. Securities Act ................................................................      3

ARTICLE II FORM OF RECEIPTS; DEPOSIT OF PREFERRED STOCK; EXECUTION AND DELIVERY; TRANSFER AND
SURRENDER OF RECEIPTS; REDEMPTION, EXCHANGE AND CONVERSION OF PREFERRED STOCK ........................      3
         Section 2.01. Form and Transferability of Receipts ..........................................      3
         Section 2.02. Deposit of Preferred Stock: Execution and Delivery of Receipts in
                       Respect Thereof ...............................................................      4
         Section 2.03. Redemption of Preferred Stock .................................................      5
         Section 2.04. Transfer of Receipts ..........................................................      7
         Section 2.05. Combinations and Split-ups of Receipts ........................................      7
         Section 2.06. Surrender of Receipts and Withdrawal of Preferred Stock .......................      7
         Section 2.07. Limitations on Execution and Delivery, Transfer, Surrender and
                       Exchange of Receipts ..........................................................      8
         Section 2.08. Lost Receipts, etc. ...........................................................      8
         Section 2.09. Cancellation and Destruction of Surrendered Receipts ..........................      8
         Section 2.10. Conversion Rights .............................................................      8
         Section 2.11. Optional Exchange of Preferred Stock for PracticeWorks Preferred Stock ........     11

ARTICLE III CERTAIN OBLIGATIONS OF HOLDERS OF RECEIPTS ...............................................     12
         Section 3.01. Filing Proofs, Certificates and Other Information .............................     12
         Section 3.02. Payment of Taxes or Other Governmental Charges ................................     12

ARTICLE IV THE DEPOSITED SECURITIES; NOTICES .........................................................     12
         Section 4.01. Cash Distributions ............................................................     12
         Section 4.02. Distributions Other Than Cash .................................................     13
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         Section 4.03. Subscription Rights, Preferences or Privileges ................................     13
         Section 4.04. Notice of Dividends, Fixing of Record Date for Receipt Holders ................     14
         Section 4.05. Voting Rights .................................................................     14
         Section 4.06. Changes Affecting Deposited Securities and Reclassifications,
                       Recapitalizations, etc. .......................................................     15
         Section 4.07. Reports .......................................................................     16
         Section 4.08. Lists of Receipt Holders ......................................................     16

ARTICLE V THE DEPOSITARY, THE DEPOSITARY'S AGENTS, THE REGISTRAR AND THE COMPANY .....................     16
         Section 5.01. Maintenance of Offices, Agencies and Transfer Books by the
                       Depositary; Registrar .........................................................     16
         Section 5.02. Prevention of or Delay in Performance by the Depositary, the
                       Depositary's Agents, the Registrar or the Company .............................     17
         Section 5.03. Obligations of the Depositary, the Depositary's Agents and the Company ........     17
         Section 5.04. Resignation and Removal of the Depositary; Appointment of
                       Successor Depositary ..........................................................     18
         Section 5.05. Corporate Notices and Reports .................................................     19
         Section 5.06. Deposit of Preferred Stock by the Company .....................................     19
         Section 5.07. Indemnification by the Company ................................................     19
         Section 5.08. Charges and Expenses ..........................................................     19
         Section 5.09. Representations and Warranties as to Preferred Stock ..........................     19
         Section 5.10. Representations and Warranties as to Receipts .................................     20
         Section 5.11. Representations and Warranties as to Common Stock .............................     20
         Section 5.12. Representations and Warranties as to PracticeWorks Preferred Stock ............     20

ARTICLE VI AMENDMENT AND TERMINATION .................................................................     20
         Section 6.01. Amendment .....................................................................     20
         Section 6.02. Termination ...................................................................     20

ARTICLE VII MISCELLANEOUS ............................................................................     21
         Section 7.01. Counterparts ..................................................................     21
         Section 7.02. Exclusive Benefit of Parties ..................................................     21
         Section 7.03. Invalidity of Provisions ......................................................     21
         Section 7.04. Notices .......................................................................     21
         Section 7.05. Depositary's Agents ...........................................................     22
         Section 7.06. Holders of Receipts are Parties ...............................................     23
         Section 7.07. Governing Law .................................................................     23
         Section 7.08. Inspection of Deposit Agreement ...............................................     23
         Section 7.09. Headings ......................................................................     23

EXHIBIT A ............................................................................................    A-1
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                                DEPOSIT AGREEMENT

         DEPOSIT AGREEMENT dated as of ______, 2000, by and among InfoCure Corporation, a Delaware corporation (the "Company"), StockTrans, Inc., a Pennsylvania _________ corporation (the "Depositary"), and all holders from time to time of Depositary Receipts issued hereunder.

                                   WITNESSETH:

         WHEREAS, it is desired to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of the shares of Series A Convertible Redeemable Preferred Stock with a liquidation preference of $5.44 per share (the "Preferred Stock") of the Company with the Depositary, as agent for the beneficial owners of the Preferred Stock, for the purposes set forth in this Deposit Agreement and for the issuance hereunder of Receipts evidencing Depositary Shares representing an interest in the Preferred Stock so deposited; and

         WHEREAS, the Receipts are to be substantially in the form of the Depositary Receipt annexed as Exhibit A hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, it is agreed by and among the parties hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement and the Receipts:

         Section 1.01. Certificate. The term "Certificate" shall mean the Certificate of Designation establishing and setting forth the rights, preferences and privileges of the Preferred Stock, and the qualifications, limitations or restrictions thereof, certain terms of which may be specified by the Company's Board of Directors (or any committee thereof authorized to act on behalf of the Board of Directors), as the same may be amended from time to time, which upon filing with the Secretary of State of the State of Delaware shall become part of the Company's Certificate of Incorporation, as amended.

         Section 1.02. Common Stock. The term "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

         Section 1.03. Company. The term "Company" shall mean InfoCure Corporation, a corporation incorporated and existing under the laws of the State of Delaware and having its principal office at the date of this Deposit Agreement at 1765 The Exchange, Suite 200, Atlanta, Georgia 30339, and its successors in interest.

         Section 1.04. Corporate Trust Office. The term "Corporate Trust Office," when used with respect to the Depositary, shall mean the corporate trust office of the Depositary, which at the date of this Deposit Agreement is 44 West Lancaster Drive, Ardmore, Pennsylvania 19003.

         Section 1.05. Deposit Agreement. The term "Deposit Agreement" shall mean this Agreement, as the same may be amended or supplemented from time to time.

         Section 1.06. Depositary. The term "Depositary" shall mean StockTrans, Inc., a Pennsylvania corporation, and any successor as depositary hereunder.

         Section 1.07. Depositary's Agent. The term "Depositary's Agent" shall mean an agent appointed by the Depositary, and approved by the Company, as provided, and for the purposes specified, in Section 7.05 hereof.

         Section 1.08. Depositary Shares. The term "Depositary Shares" shall mean an interest in one-tenth (1/10th) of a share of Preferred Stock deposited with the Depositary hereunder and the same proportionate interest in any and all other property received by the Depositary in respect of such share of Preferred Stock and held under this Deposit Agreement, all as evidenced by the Receipts issued hereunder. Subject to the terms of this Deposit Agreement, each owner of a Depositary Share is entitled, proportionately, to all the rights, preferences and privileges of the Preferred Stock represented by such Depositary Share, including dividend, voting and liquidation rights contained in the Certificate and to the benefit of all obligations of the Company under the Certificate.

         Section 1.09. PracticeWorks. The term "PracticeWorks" shall mean PracticeWorks, Inc., a Delaware corporation and wholly owned, indirect subsidiary of the Company as of the date of this Deposit Agreement.

         Section 1.10. PracticeWorks Preferred Stock. The term "PracticeWorks Preferred Stock" shall mean PracticeWorks, Inc.'s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share.

         Section 1.11. Preferred Stock. The term "Preferred Stock" shall mean the Company's Series A Convertible Redeemable Preferred Stock, par value $0.001 per share.

         Section 1.12. Receipt. The term "Receipt" shall mean one or more of the Depositary Receipts issued hereunder substantially in the form of Exhibit A annexed hereto.

         Section 1.13. Record Holder. The term "record holder" as applied to a Depositary Receipt shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

         Section 1.14. Registrar. The term "Registrar" shall mean any bank or trust company which shall be appointed to register ownership of Receipts and to register transfers thereof as herein provided, and if a Registrar shall be so appointed, references herein to "the books" of or maintained by the Depositary shall be deemed, as applicable, to refer as well as to the register maintained by such Registrar for such purpose.


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         Section 1.15.     Securities Act. The term "Securities Act" shall mean
the Securities Act of 1933, as amended.

                                   ARTICLE II

           FORM OF RECEIPTS; DEPOSIT OF PREFERRED STOCK; EXECUTION AND
       DELIVERY; TRANSFER AND SURRENDER OF RECEIPTS; REDEMPTION, EXCHANGE
                       AND CONVERSION OF PREFERRED STOCK

         Section 2.01. Form and Transferability of Receipts. Receipts shall be engraved or printed or lithographed on steel-engraved borders and shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. Pending the preparation of definitive Receipts, the Depositary, upon the written order of the Company or any holder of Preferred Stock, as the case may be, delivered in compliance with Section 2.02, shall execute and deliver temporary Receipts which are printed, lithographed, typewritten, mimeographed or otherwise substantially of the tenor of the definitive Receipts in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine, as evidenced by their execution of such Receipts. If temporary Receipts are issued, the Company and the Depositary will cause definitive Receipts to be prepared without unreasonable delay. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at the Corporate Trust Office, without charge to the holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as represented by the surrendered temporary Receipt or Receipts. Such exchange shall be made at the Company's expense and without any charge to holders thereof. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same benefits under this Deposit Agreement and with respect to the Preferred Stock as definitive Receipts.

         Receipts shall be executed by the Depositary by the manual signature of a duly authorized officer of the Depositary, provided that such signature may be a facsimile if a Registrar for the Receipts (other than the Depositary) shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purposes unless it shall have been executed as provided in the preceding sentence. The Depositary shall record on its books each Receipt so signed and delivered as hereinafter provided.

         Except as the Depositary may otherwise determine, Receipts shall be in denominations of any number of whole Depositary Shares. All Receipts shall be dated the date of their execution. Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated inter-dealer quotation system, upon which the Preferred Stock, the Depositary Shares or the Receipts may be listed or traded or to conform with any


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usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipt is subject.

         Title to a Receipt (and to the Depositary Shares evidenced thereby), when properly endorsed or accompanied by a properly executed instrument of transfer, shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until a Receipt shall be transferred on the books of the Depositary as provided in Section 2.04, the Depositary, notwithstanding any notice to the contrary, may treat the record holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distributions of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

         Section 2.02. Deposit of Preferred Stock; Execution and Delivery of Receipts in Respect Thereof. On the date on which the Preferred Stock is initially issued by the Company, the Depositary, upon receipt of written instructions from the Company and a certificate or certificates for the Preferred Stock to be deposited under the Deposit Agreement in accordance with the provisions of this Section 2.02, shall execute and deliver a Receipt or Receipts for the number of Depositary Shares representing such deposited Preferred Stock to the person or persons stated in such instructions. Thereafter, subject to the terms and conditions of this Deposit Agreement, the Company or any holder of Preferred Stock may deposit such Preferred Stock under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for the Preferred Stock to be deposited properly endorsed or accompanied, if required by law, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary, together with (i) all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement and (ii) a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the aggregate number of Depositary Shares representing such deposited Preferred Stock.

         If required by the Depositary, Preferred Stock presented for deposit at any time, whether or not the register of stockholders of the Company is closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Depositary or its nominee of any dividend or right to subscribe for additional Preferred Stock or to receive other property which any person in whose name the Preferred Stock is or has been recorded may thereafter receive upon or in respect of such deposited Preferred Stock, and to which the Depositary shall be entitled, or in lieu thereof such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

         Upon each delivery to the Depositary of a certificate or certificates for Preferred Stock to be deposited hereunder, together with the other documents above specified, the Depositary shall, as soon as transfer and registration can be accomplished, present such certificate or certificates to the Company or the transfer agent, as the Company shall instruct the Depositary, for transfer and registration of the Preferred Stock being deposited in the name of the Depositary or its nominee.

         The certificates representing the Preferred Stock so delivered to the Depositary shall be registered in the name of the Depositary or its nominee, and shall be held by the Depositary upon


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

and subject to the terms of this Deposit Agreement as custodian for those persons who are the registered holders of Receipts from time to time.

         Deposited Preferred Stock shall be held by the Depositary at the Corporate Trust Office of the Depositary, or at such other place or places as the Depositary shall determine.

         Upon receipt by the Depositary of a certificate or certificates for Preferred Stock deposited in accordance with the provisions of this Section 2.02, together with the other documents required as above specified, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver to, or upon the order of the person or persons named in the written order referred to in the first paragraph of this Section 2.02, a Receipt or Receipts evidencing the aggregate number of Depositary Shares represented by such Preferred Stock, in the denominations and registered in such name or names as requested by such person or persons. The Depositary shall execute and deliver such Receipts at its Corporate Trust Office or at such other offices as it may designate. However, in each case, such delivery will be made only upon payment to the Depositary of the fee of the Depositary for the execution and delivery of such Receipt or Receipts, as provided in Section 5.08, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the deposited Preferred Stock.

         The Depositary shall not issue any Receipt other than in accordance with the express provisions of this Section 2.02 and, without limiting the foregoing, shall not issue any Receipt prior to receiving the certificate or certificates of Preferred Stock (together with properly executed instruments of transfer or endorsement) to be represented by the Receipt.

         The Company shall deliver to the Depositary from time to time such quantities of Receipts as the Depositary may request so as to enable the Depositary to perform its obligations under this Deposit Agreement.

         Section 2.03. Redemption of Preferred Stock. Whenever the Company shall be required or shall elect, under its Certificate of Incorporation, as amended, and the Certificate, to redeem shares of Preferred Stock, it shall give the Depositary (i) not less than 45 nor more than 60 days' notice of the Redemption Date (as such term is defined in the Certificate), (ii) the redemption price per share of Preferred Stock and the method of calculation thereof; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (iv) the then current Conversion Price (as such term is defined in the certificate) and the method of converting the shares prior to the redemption date; and (v) that dividends on such shares shall cease to accumulate on such Redemption Date. On the Redemption Date, provided that the Company shall have paid or caused to be paid in full to the Depositary the redemption price of the Preferred Stock to be redeemed, plus an amount equal to any accrued and unpaid dividends thereon to the Redemption Date prior to such Redemption Date and in accordance with the provisions of the Certificate, the Depositary shall redeem the number of Depositary Shares representing such Preferred Stock on the Redemption Date. The redemption price per Depositary Share will be equal to one-tenth (1/10th) of the per share amount payable with respect to the Preferred Stock.


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         The Depositary shall mail notice of such redemption and the simultaneous redemption of the number of Depositary Shares representing the Preferred Stock to be redeemed, first class mail postage prepaid, not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of record of Receipts for Depositary Shares to be redeemed, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders. Each such notice shall state (i) the Redemption Date; (ii) the redemption price per Depositary Shares and the method of calculation thereof;
(iii) the place or places where Receipts evidencing Depositary Shares are to be presented and surrendered for payment of the redemption price per Depositary Share; (iv) the then current Conversion Price and the method of converting the shares prior to Redemption Date; and (v) that dividends in respect of the Depositary Shares to be redeemed will cease to accrue on the Redemption Date.

         If notice of redemption shall have been given as hereinbefore provided, and the Company shall not have failed in the payment of the redemption price for the underlying Preferred Stock to be redeemed, then each holder of Receipts evidencing Depositary Shares called for redemption shall be entitled to all preferences and relative and other rights accorded by this Deposit Agreement until and including the day immediately preceding the Redemption Date, and thereafter all such rights shall cease and terminate, except the right of the holders thereof to receive, upon surrender of their Receipts, the amounts payable upon redemption of the Depositary Shares evidenced by such Receipts.

         The deposit with the Depositary, in trust for the benefit of the holders of the Depositary Shares, of monies or securities provided for the redemption of Preferred Stock shall be irrevocable except that any balance of monies so deposited by the Company and unclaimed by the holders of the Depositary Shares entitled thereto at the expiration of two years from the Redemption Date shall be repaid to the Company, and after any such repayment, the holders of the Depositary Shares entitled to the funds so repaid to the Company shall look only to the Company for payment, without interest.

         From and after the Redemption Date (i) all dividends on the shares of Preferred Stock so called for redemption shall cease to accrue from and after such date, (ii) the Depositary Shares being redeemed from such proceeds shall be deemed no longer to be outstanding, (iii) all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the redemption price) shall, to the extent of such Depositary Shares, cease and terminate, and
(iv) upon surrender in accordance with such redemption notice of the Receipts evidencing any such Depositary Shares called for redemption (properly endorsed or assigned for transfer, if the Depositary or applicable law shall so require), such Depositary Shares shall be redeemed by the Depositary at a redemption price per Depositary Share equal to one-tenth (1/10th) of the per share amounts payable with respect to the Preferred Stock pursuant to the Certificate, plus all money and other property, if any, represented by such Depositary Shares, including all amounts paid by the Company in respect of dividends which on the Redemption Date have accumulated on the shares of Preferred Stock to be so redeemed and have not theretofore been paid.

         The Depositary shall have no liability to the holders of Depositary Shares for failure timely to pay the redemption price for Depositary Shares to be redeemed if the Company shall


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

have failed to deposit with the Depositary the redemption price for the Preferred Stock underlying such Depositary Shares prior to the Redemption Date.

         Section 2.04. Transfer of Receipts. Subject to the terms and conditions of this Deposit Agreement, the Depositary shall make transfers on its books from time to time of Receipts upon any surrender thereof by the holder in person or by duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer, and duly stamped as may be required by law. Thereupon, the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto representing the same aggregate number of Depositary Shares as those represented by the Receipt or Receipts surrendered.

         Section 2.05. Combinations and Split-ups of Receipts. Upon surrender of a Receipt or Receipts at the Depositary's Corporate Trust Office or at such other offices as it may designate for the purpose of effecting a split-up or combination of such Receipt or Receipts, and subject to the terms and conditions of this Deposit Agreement, the Depositary shall execute and deliver a new Receipt or Receipts in authorized denominations for the number of Depositary Shares requested, representing the same aggregate number of Depositary Shares represented by the Receipt or Receipts surrendered.

         Section 2.06. Surrender of Receipts and Withdrawal of Preferred Stock. Upon surrender of a Receipt or Receipts at the Depositary's Corporate Trust Office or at such other offices as it may designate for the purpose of withdrawal of the Preferred Stock represented thereby, accompanied by a notice of withdrawal, in substantially the form attached hereto as Exhibit B, and subject to the terms and conditions of this Deposit Agreement, the holder of such Receipt or Receipts shall be entitled to delivery, to such holder or upon such holder's order, of such number of whole shares of the Preferred Stock and any other property at the time represented by all such Receipts as such holder may designate. Upon such surrender, the Depositary shall deliver to such holder one or more certificates representing the number of whole shares of Preferred Stock which the holder wishes to withdraw and one or more Receipts for the number of Depositary Shares representing the number of whole shares of Preferred Stock, if any, which such holder does not wish to withdraw. Delivery of such Preferred Stock and other property may be made by the delivery of certificates and other proper documents of title, which, if required by law, shall be properly endorsed or accompanied by proper instruments of transfer. Such delivery shall be made, as hereinafter provided, without unreasonable delay.

         A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank, and the holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Preferred Stock being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon, the Depositary shall deliver at its Corporate Trust Office, subject to the terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the Preferred Stock and other property represented by such Receipt.

         If the Receipt or Receipts delivered by the holder thereof evidence a number of Depositary Shares (and corresponding Preferred Stock) in excess of the number of Depositary


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

Shares representing the number of whole shares of Preferred Stock to be withdrawn by such holder, the Depositary shall deliver to such holder simultaneously a new Receipt or Receipts evidencing such excess number of Depositary Shares.

         At the request, risk and expense of any holder so surrendering a Receipt, and for the account of such holder, the Depositary shall forward the certificate or certificates and other proper documents of title for the amount of Preferred Stock and any other property represented by such Receipt for delivery at such place as may be designated by the holder.

         Section 2.07. Limitations on Execution and Delivery, Transfer, Surrender and Exchange of Receipts. As a condition precedent to the execution and delivery, transfer, split-up, combination, surrender or exchange of any Receipt, the Depositary, or any of the Depositary's Agents, may require payment of a sum sufficient for reimbursement of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Preferred Stock being deposited or withdrawn), may require proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement.

         The deposit of Preferred Stock may be refused, or the delivery of Receipts against Preferred Stock may be suspended or the transfer of Receipts may be refused, or the transfer, surrender or exchange of outstanding Receipts may be suspended during any period when the register of stockholders of the Company is closed, or if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement or for any other reason. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Preferred Stock which in order to be so deposited is required to be registered under the Securities Act, unless a registration statement under the Securities Act is in effect as to such Preferred Stock.

         Section 2.08. Lost Receipts, etc. In case any Receipt shall be mutilated or be destroyed or lost or stolen, the Depositary in its discretion may execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon the provision of the holder thereof to the Depositary of (i) evidence satisfactory to the Depositary of such destruction or loss or theft of such Receipt and the authenticity thereof; (ii) evidence of the holder's ownership of the Receipt; and (iii) reasonable indemnification satisfactory to the Depositary.

         Section 2.09. Cancellation and Destruction of Surrendered Receipts. All Receipts surrendered to the Depositary or any Depositary's Agent shall be cancelled by the Depositary. The Depositary is authorized to destroy such Receipts so cancelled.

         Section 2.10. Conversion Rights. Receipts may be surrendered by delivery of a Conversion Notice, in substantially the form attached hereto as Exhibit C, to the Depositary to instruct the Company to cause the conversion of any specified number of whole or fractional shares of Preferred Stock represented by the Depositary Shares evidenced by such Receipts into the number of whole shares of Common Stock obtained by dividing the aggregate liquidation preference (then in effect) of such Depositary Shares by the Conversion Price (then in effect), as such Conversion Price may be adjusted by the Company from time to time as provided in the Certificate. Subject to the terms and conditions of this Deposit Agreement and the Certificate, a holder of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional shares of Preferred Stock may surrender such Receipt or Receipts to the Depositary at the Depositary's Corporate Trust Office or to such office or to such Depositary's Agents as the Depositary may designate for such purpose, together with (i) a Conversion Notice, and (ii) any payment in respect of dividends required by this Section 2.10, thereby directing the Depositary to instruct the Company to cause the conversion of the number of shares or fractions thereof of underlying Preferred Stock specified in such Conversion Notice into whole shares of Common Stock. In the event that a holder delivers to the Depositary for conversion a Receipt or Receipts which in the aggregate are convertible into less than one whole share of Common Stock or any number of whole shares of Common Stock plus an excess constituting less than one whole share of Common Stock, the holder shall receive payment in lieu of such fractional shares of Common Stock otherwise issuable in accordance with the last paragraph of this Section 2.10. If more than one Receipt shall be delivered for conversion at one time by the same holder, the number of whole shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Depositary Shares evidenced by the Receipts so delivered. The conversion date shall be deemed to have occurred on such date as the holder surrenders such Receipts to be converted to the Depositary.

         Upon receipt by the Depositary of a Receipt or Receipts, together with a Conversion Notice, duly completed and executed, directing the Depositary to instruct the Company to cause the conversion of a specified number of shares or fractions thereof of Preferred Stock, the Depositary shall, on the date of receipt of such Conversion Notice, instruct the Company (i) to cause the conversion of the Preferred Stock represented by the Depositary Shares evidenced by the Receipt or Receipts so surrendered for conversion as specified in the Conversion Notice to the Depositary and (ii) to cause the delivery to the holder or holders of such Receipts of a certificate or certificates evidencing the number of shares of Common Stock (or any cash, securities or other property deliverable in lieu of such Common Stock), and the amount of money, if any, to be delivered to the holders of Receipts surrendered for conversion in payment of any fractional shares of Common Stock otherwise issuable. The Company shall, as promptly as practicable after receipt of such instructions from the Depositary, cause the delivery to such holder or holders of (i) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Preferred Stock represented by the Depositary Shares evidenced by such Receipt or Receipts has been converted, and (ii) any money or other property to which the holder or holders are entitled. The person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at the close of business on the date such Receipt or Receipts shall have been surrendered to and a Conversion Notice received by the Depositary, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record on the next succeeding day on which such stock transfer books are open.

         Upon such conversion, the Depositary (i) shall deliver to the holder a Receipt evidencing the number of Depositary Shares, if any, which such holder has elected not to convert in excess of the number of Depositary Shares representing Preferred Stock which has been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver for cancellation to the transfer agent for the Preferred Stock the shares of Preferred Stock represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted.

         If any Preferred Stock shall be called by the Company for redemption or exchange, such Preferred Stock may be converted into Common Stock as provided in this Deposit Agreement until and including, but not after, the close of business on the Redemption Date or the Exchange Date (unless the Company shall default in making payment of the amount payable upon such redemption or exchange) or, if the Company shall so elect and state in the notice of redemption the date on which the Company irrevocably deposits with the designated bank or trust company as paying agent, moneys sufficient to pay, on the Redemption Date, the Redemption Price. Upon receipt by the Depositary of a Receipt or Receipts evidencing Depositary Shares representing any Preferred Stock called for redemption or exchange, together with a properly completed and executed Notice of Conversion, the shares of Preferred Stock held by the Depositary represented by such Depositary Shares for which conversion is requested shall be deemed to have been received by the Company for conversion.

         Upon any conversion of the Preferred Stock represented by the Depositary Shares evidenced by the Receipt or Receipts, no allowance, adjustment or payment shall be made with respect to accrued dividends upon such Preferred Stock except that if any holder of a Receipt surrenders such Receipt with instructions to the Depositary for conversion of the underlying Preferred Stock evidenced thereby during the period between the opening of business on any dividend record date and the close of business on the corresponding dividend payment date (except shares called for redemption or exchange on a Redemption Date or Date during such period), such Receipt must be accompanied by a payment equal to the dividend thereon, if any, which the holder of record of such Receipt is entitled to receive on such dividend payment date in respect of the underlying Preferred Stock to be converted.

         Upon the conversion of any shares of Preferred Stock for which a Notice of Conversion has been received by the Depositary, all dividends in respect of such Preferred Stock shall cease to accrue, such Preferred Stock and the Depositary Shares representing such Preferred Stock shall be deemed no longer outstanding, all rights of the holder of the Receipt with respect to such Depositary Shares (except the right to receive the Common Stock, any cash payable with respect to any fractional shares of Common Stock as provided herein, any cash payable on account of accrued dividends in respect of the Preferred Stock so converted, any other cash securities or other property to which the holder is entitled and any Receipts evidencing Depositary Shares representing Preferred Stock not so converted) shall terminate, and the Receipt evidencing such Depositary Shares shall be cancelled in accordance with Section 2.09.

         No fractional shares of Common Stock shall be issuable upon conversion of Preferred Stock underlying the Depositary Shares. If, except for the provisions of this Section 2.10 and the Certificate, any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Preferred Stock would be entitled to a fractional share of Common Stock upon such conversion, the Company shall cause to be delivered to such holder an amount in cash for such fractional share determined in accordance with the Certificate.

         Section 2.11. Optional Exchange of Preferred Stock for PracticeWorks Preferred Stock. Whenever the Company shall elect to exchange all of the shares of Preferred Stock for PracticeWorks Preferred Stock, it shall give the Depositary not less than 10 days' prior written notice of the date of such proposed exchange of Preferred Stock. On the date of such exchange, provided that PracticeWorks shall then have issued and deposited with the Depositary the PracticeWorks Preferred Stock for the Preferred Stock to be exchanged, the Depositary shall exchange the Depositary Shares representing the Preferred Stock in exchange for the PracticeWorks Preferred Stock issued in such exchange. The Depositary shall mail notice of such exchange and the proposed simultaneous exchange of the Depositary Shares representing the Preferred Stock to be exchanged, first class postage prepaid, not less than 10 and not more than 60 days prior to the date fixed for exchange for such Preferred Stock and Depositary Shares (the "Exchange Date"), to the record holders on the record date for such exchange (determined pursuant to Section 4.04) of the Receipts evidencing the Depositary Shares to be so exchanged, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for exchange as to other holders. PracticeWorks shall provide the Depositary with such notice and each such notice shall state the record date for the purposes of such exchange, the Exchange Date, the place or places where Receipts evidencing Depositary Shares are to be surrendered for exchange, that dividends in respect of the Preferred Stock represented by the Depositary Shares to be exchanged will cease to accrue at the close of business on such Exchange Date, and that the conversion rights in respect thereof will terminate at the close of business on the last business day preceding such Exchange Date.

         Notice having been mailed by the Depositary as aforesaid, from and after the Exchange Date (unless default shall be made by PracticeWorks in issuing the PracticeWorks Preferred Stock in exchange for, or in making the final dividend payment on, the outstanding shares of Preferred Stock on the Exchange Date), all dividends in respect of the shares of Preferred Stock so called for exchange shall cease to accrue, the conversion rights in respect thereof will terminate, the Depositary Shares being exchanged shall be deemed no longer to be outstanding, all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the Debentures to be exchanged therefor) shall, to the extent of such Depositary Shares, cease and terminate and, upon surrender in accordance with said notice of the Receipts evidencing any such Depositary Shares (properly endorsed or assigned for transfer, if the Depositary or applicable law shall so require), such Depositary Shares shall be accepted in exchange for such PracticeWorks Preferred Stock at an exchange rate per Depositary Share equal to one-tenth (1/10th) of the exchange rate per share in respect of the shares of Preferred Stock plus all money and other property, if any, represented by each such Depositary Share, including all amounts paid by the Company in respect of dividends which on the Exchange Date have accrued on the shares of Preferred Stock to be so exchanged and have not theretofore been paid. The foregoing shall further be subject to the terms and conditions of the Certificate.

                                   ARTICLE III

                   CERTAIN OBLIGATIONS OF HOLDERS OF RECEIPTS

         Section 3.01. Filing Proofs, Certificates and Other Information. Any person presenting Preferred Stock for deposit or any holder of a Receipt may be required from time to time to file such proof of residence, or other matters or other information, to execute such certificates and to make such representations and warranties as the Depositary may reasonably deem necessary or proper. The Depositary or the Company may withhold or delay the delivery, transfer, redemption or exchange of any Receipt, the withdrawal of the Preferred Stock represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution or the sale of any rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

         Section 3.02. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary with respect to any Receipt or Depositary Share, or any Preferred Stock (or any fractional interest therein) represented by any Depositary Share, such tax (including transfer taxes, if any) or governmental charge shall be payable by the holder of such Receipt or of the Receipt evidencing such Depositary Share, except as provided in Section 5.08. Transfer of such Receipt or any withdrawal of such Preferred Stock may be refused until such payment is made, and any dividends or other distributions may be withheld, or any part or all of the Preferred Stock represented by such Receipt and not theretofore sold may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale), and such dividends or other distributions or the proceeds of any such sale may be applied to payment of any such tax or other governmental charge, the holder of such Receipt remaining liable for any deficiency.

                                   ARTICLE IV

                        THE DEPOSITED SECURITIES; NOTICES

         Section 4.01. Cash Distributions. Pursuant to and subject to the provisions of the Certificate, whenever the Depositary shall receive any cash dividend or other cash distribution from the Company on the Preferred Stock, which such dividend or distribution the Depositary shall hold in trust for the benefit of the holders of Receipts, the Depositary shall distribute to each record holder of Receipts on the record date fixed pursuant to Section 4.04 the amount of such dividend or distribution as is, as nearly as possible, in proportion to the number of outstanding Depositary Shares held by such holder; provided, however, that in case the Company and/or the Depositary shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of the Preferred Stock an amount on account of taxes, the amount made available for distribution or distributed on the Receipts evidencing Depositary Shares issued in respect of such Preferred Stock shall be reduced accordingly. The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing to any holder of Receipts a fraction of one cent and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and treated as part of the next sum received by the Depositary for distribution to record holders of Receipts then outstanding.

         The Depositary shall have no liability to the holders of Depositary Shares for failure to distribute timely such cash dividend or cash distribution to the holders of Depositary Shares entitled thereto if the Company shall have failed to deposit such cash dividend or cash distribution with the Depositary prior to the applicable payment date for the dividend or distribution.

         Section 4.02. Distributions Other Than Cash. Pursuant to and subject to the provisions of the Certificate, whenever the Depositary shall receive any distribution other than cash upon the Preferred Stock, which distribution the Depositary shall hold in trust for the benefit of the holders of Receipts, the Depositary shall distribute to each record holder of Receipts on the record date fixed pursuant to Section 4.04 such amount of the securities or other property received by it as is in proportion to the number of outstanding Depositary Shares held by such holder, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If in the opinion of the Depositary such distribution cannot be made proportionately among the record holders of Receipts entitled thereto, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes) the Depositary deems such distribution not to be feasible, the Depositary may, with the prior approval in writing of the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or other property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall be distributed or made available for distribution, as the case may be, by the Depositary to the holders of Receipts entitled thereto as in the case of a distribution received in cash. The Company shall not make any distribution of such securities or other property to the Depositary and the Depositary shall not make any distribution of such securities or other property to the holders of Receipts unless the Company shall have provided the Depositary an opinion of counsel stating that such securities or property have been registered under the Securities Act or do not need to be registered in connection with such distributions.

         The Depositary shall have no liability to the holders of Depositary Shares for failure to distribute timely such distribution to the holders of Depositary Shares entitled thereto if the Company shall have failed to deliver such distribution to the Depositary prior to the applicable payment date for the distribution.

         Section 4.03. Subscription Rights, Preferences or Privileges. If the Company shall offer or cause to be offered to the holders of the Preferred Stock in whose names such securities are recorded on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall be made available by the Depositary to the holders of Receipts in such manner as the Depositary may determine (including the issue to the record holders of Receipts entitled thereto of warrants representing such rights, preferences or privileges or by such other method as may be approved by the Depositary in its discretion); provided, however, that if at the time of issue or offer of any such rights, preferences or privileges, the Depositary determines that it is not lawful or not feasible to make such rights, preferences or privileges available to holders of Receipts by the issue of warrants or otherwise, or if and to the extent so instructed by holders of Receipts who do not desire to exercise such rights, preferences or privileges, the Depositary may, if applicable laws permit transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall be distributed by the Depositary to the record holders of Receipts entitled thereto as in the case of a distribution received in cash.

         If the Company shall determine that registration under the Securities Act of the securities to which any rights, preferences or privileges relate is required in order for holders of Receipts to be offered or sold the securities to which such rights, preferences or privileges relate, the Company agrees with the Depositary that it will file promptly a registration statement pursuant to the Securities Act with respect to such rights, preferences or privileges and securities and use its best efforts and take all steps available to it to cause such registration statement to become effective within a reasonable period of time before such rights, preferences or privileges shall expire. In no event shall the Depositary make available to the holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until any such required registration statement is in effect, or the Depositary receives an opinion from counsel to the Company that the offering and sale of such securities to such holders are exempt from registration under the Securities Act.

         If the Company shall determine that any other action under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company agrees with the Depositary that the Company will use its best efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of the rights, preferences or privileges to enable holders of Receipts to exercise such rights, preferences or privileges.

         Section 4.04. Notice of Dividends, Fixing of Record Date for Receipt Holders. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights, preferences or privileges shall be offered, with respect to the Preferred Stock, or whenever the Depositary shall receive notice of any meeting at which holders of Preferred Stock are entitled to vote or of which holders of Preferred Stock are entitled to notice, or whenever the Depositary shall receive notice of any election or requirement on the part of the Company to redeem or exchange any share of the Preferred Stock, or whenever the Depositary and the Company shall decide it is appropriate, the Depositary shall fix a record date (which shall be the record date fixed by the Company with respect to the Preferred Stock) for the determination of the holders of Receipts (i) who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, (ii) who shall be entitled to give instructions for the exercise of voting rights at any such meeting,
(iii) who shall be entitled to notice of such meeting or (iv) for any other appropriate reasons.

         Section 4.05. Voting Rights. Upon receipt of notice of any meeting at which the holders of Preferred Stock are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the record holders of Receipts a notice, the form of which shall be prepared by the

Company and delivered to the Depositary and which shall contain (i) such information as is contained in such notice of meeting and (ii) a statement that the holders of Receipts at the close of business on a specified record date determined in accordance with Section 4.04 of this Deposit Agreement shall be entitled, subject to any applicable provisions of law and of the Company's Certificate of Incorporation, as amended, the Company's Bylaws or the Certificate, to instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Preferred Stock represented by the Depositary Shares evidenced by their respective Receipts and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a holder of a Receipt on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted the amount of Preferred Stock represented by the Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Company hereby agrees to take all action which may be deemed necessary by the Depositary in order to enable the Depositary to vote such Preferred Stock or cause such Preferred Stock to be voted. In the absence of specific instructions from the holder of a Receipt, the Depositary will abstain from voting to the extent of the Preferred Stock underlying such Receipt.

         Section 4.06. Changes Affecting Deposited Securities and Reclassifications, Recapitalizations, etc. Upon any change in par value, split-up, consolidation or any other reclassification of the Preferred Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of assets affecting the Company or to which it is a party, the Depositary shall, upon the instructions of the Company, treat any securities which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Preferred Stock as new deposited securities under this Deposit Agreement, and Depositary Shares and Receipts then outstanding shall thenceforth represent and evidence the new deposited securities so received in exchange or conversion. In any such case the Depositary may in its discretion, with the approval of the Company, or shall upon the instructions of the Company, and (in either case) in such manner as the Depositary may deem equitable, (i) make such adjustments as are certified by the Company in (x) the fraction of an interest represented by one Depositary Share in one share of Preferred Stock and
(y) the ratio of the Redemption Price per Depositary Share to the redemption price of a share of Preferred Stock, in each case as may be necessary fully to reflect the effects of such change in par or stated value, split-up, combination or other reclassification of Preferred Stock, or of such recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets and (ii) treat any securities or property which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Preferred Stock as new deposited property so received in exchange for or upon conversion or in respect of such Preferred Stock. In any such case the Depositary may in its discretion with the approval of the Company, execute and deliver additional Receipts or may call for the surrender of all outstanding Receipts to be exchanged for new Receipts specifically describing such new deposited property. Anything to the contrary herein notwithstanding, holders of Receipts shall have the right from and after the effective date of any such change in par or stated value, split-up, combination or other reclassification of the Preferred Stock or any such recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets to surrender such Receipts to the Depositary with instructions to convert, exchange or surrender the Preferred Stock represented thereby only into or for, as the case may be, the kind and amount of shares of stock and other securities, property and cash into which the Preferred Stock represented by such Receipts might have been converted or for which such Preferred Stock might have been exchanged or surrendered immediately prior to the effective date of such transaction; provided that in no event shall the Company be required to deliver fractional shares of Common Stock.

         Section 4.07. Reports. The Depositary shall make available for inspection by holders of Receipts during business hours at its Corporate Trust Office any reports and communications received from the Company which are received by the Depositary as the holder of the Preferred Stock.

         Section 4.08. Lists of Receipt Holders. Promptly upon request by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of Depositary Shares by all persons in whose names Receipts are registered on the books of the Depositary.

                                    ARTICLE V

                    THE DEPOSITARY, THE DEPOSITARY'S AGENTS,
                          THE REGISTRAR AND THE COMPANY

         Section 5.01. Maintenance of Offices, Agencies and Transfer Books by the Depositary; Registrar. Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain at its Corporate Trust Office facilities for the execution and delivery, transfer, surrender and exchange, split-up and combination of Receipts and the deposit and withdrawal of Preferred Stock, and at the offices of the Depositary's Agents, if any, facilities for the delivery, transfer, surrender and exchange, split-up, combination and redemption of Receipts and the deposit and withdrawal of Preferred Stock, all in accordance with the provisions of this Deposit Agreement.

         The Depositary shall keep books at its Corporate Trust Office for the registration and transfer of Receipts, which at all reasonable times shall be open for inspection by the record holders of Receipts as and to the extent provided by applicable law to the same extent as a record holder of Preferred Stock may inspect books for the transfer of Preferred Stock. The Depositary may close the books, at any time or from time to time, when deemed advisable by it in connection with the performance of its duties hereunder.

         If the Receipts or the Depositary Shares evidenced thereby or the Preferred Stock represented by such Depositary Shares shall be listed on any national securities exchange or quoted on an automated quotation system, the Depositary may, with the approval of the Company, appoint a Registrar for registry of the Receipts in accordance with any requirements of such exchanges or such quotation systems. Such Registrar (which may be the Depositary if so permitted by the requirements of such exchanges or such quotation systems) may be removed and a substitute Registrar appointed by the Depositary upon the request or with the approval of the Company. If the Receipts, such Depositary Shares or such Preferred Stock are listed on any such exchange or such quotation system, the Depositary shall, at the request of the Company, arrange for such facilities for the delivery, transfer, surrender and exchange of Receipts, such Depositary Shares or such Preferred Stock as may be required by law or applicable securities exchange or quotation system regulations.

         Section 5.02. Prevention of or Delay in Performance by the Depositary, the Depositary's Agents, the Registrar or the Company. Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall incur any liability to any holder of any Receipt, if by reason of any provision of any present or future law or regulation of the United States of America or of any other governmental authority, or, in the case of the Depositary, the Depositary's Agent or the Registrar by reason of any provision, present or future, of the Company's Certificate of Incorporation, as amended, or the Certificate, or by reason of any act of God or war or other circumstance beyond its control, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing any act or thing which by the terms of this Deposit Agreement shall be done or performed; nor shall the Depositary, any Depositary's Agent, any Registrar or the Company incur any liability to any holder of a Receipt by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement.

         Section 5.03. Obligations of the Depositary, the Depositary's Agents, the Registrar and the Company. Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company assumes any obligation or shall be subject to any liability under this Deposit Agreement to holders of Receipts other than that each of them agrees to use good faith in the performance of such duties as are specifically set forth in this Deposit Agreement.

         Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be under any obligation to take action hereunder pursuant to instructions of holders of Receipts (except as otherwise expressly provided herein) or to appear in, prosecute or defend any action, suit or other proceeding in respect of the Preferred Stock, the Receipts or the Depositary Shares, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including reasonable attorneys' fees) and liability be furnished as often as may be required.

         Except as may otherwise be expressly provided herein, the Depositary shall have no duty to make any determination with respect to the Preferred Stock or the correctness of the amount of any dividend paid on the Preferred Stock. Except as may otherwise be expressly provided herein, the Depositary shall have no duty to inform the holders of Depositary Shares of any rights that such holders may have with respect to the Preferred Stock other than the duty to distribute notices from the Company.

         Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Preferred Stock for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information. The Depositary, any Depositary's Agent, any Registrar or the Company may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. Notwithstanding anything in this Agreement to the contrary, in no event shall the Depositary, the Depositary's Agents, any Registrar or the Company be liable for any indirect, special or consequential loss or damage (including, but not limited to, loss of profits) arising from acts or omissions committed in connection with the performance of this Deposit Agreement, it being the understanding of the parties that Depositary's liability hereunder shall not extend beyond direct, general contract damages.

         The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the shares of Preferred Stock or for the manner or effect of any such vote made, as long as any such action or inaction is in good faith.

         The Depositary and its agents shall not be liable to the Company for any acts or omissions committed in connection with the performance with this Deposit Agreement except for acts or omissions committed by it or its agents out of gross negligence, willful misconduct or bad faith.

         The Depositary, the Depositary's Agents and any Registrar may own and deal in any class of securities of the Company and its affiliates and in Receipts. The Depositary may also be a depositary of the Company and its affiliates for any purpose, may loan money to the Company and its affiliates, may act as trustee, transfer agent or registrar of any of the securities of the Company and its affiliates and may engage in any other business with or for the Company and its affiliates.

         Section 5.04. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

         The Depositary may at any time be removed by the Company by written notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

         In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall, within 60 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor depositary, which shall be a bank or trust company having its principal office in the United States and a combined capital and surplus of at least $50,000,000. If a successor depositary shall not have been appointed within 60 days, the resigning or removed Depositary may petition a court of competent jurisdiction to appoint a successor depositary. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it pursuant to this Deposit Agreement and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver to such successor all right, title and interest in the Preferred Stock held by such depositary, including all cash and other property held by it pursuant to this Deposit Agreement, and shall deliver to such successor a list of the record holders of all outstanding Receipts. Any successor depositary shall promptly mail notice of its appointment to the record holders of Receipts.

         Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of such Depositary without the execution or filing of any document or any further act. Such successor depositary may execute the Receipts either in the name of the predecessor depositary or in the name of the successor depositary.

         Section 5.05. Corporate Notices and Reports. The Company will transmit, or furnish to the Depositary for transmission, to the holders of Receipts, at the addresses recorded in the Depositary's books, copies of all notices and reports furnished by the Company to the holders of the Preferred Stock. Such transmission will be at the Company's expense and the Company will provide the Depositary with such number of copies of such documents as the Depositary may reasonably request. In addition, the Depositary will transmit to the holders of Receipts (at the expense of the Company) such other documents as may be requested by the Company.

         Section 5.06. Deposit of Preferred Stock by the Company. The Company agrees with the Depositary that neither the Company nor any person controlled by the Company will at any time deposit any Preferred Stock if such Preferred Stock is required to be registered under the provisions of the Securities Act and no registration statement is in effect as to such Preferred Stock.

         Section 5.07. Indemnification by the Company. The Company agrees to indemnify the Depositary, any Depositary's Agent, and any Registrar against, and hold each harmless from, any liability which may arise out of acts performed or omitted, in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, by the Depositary or such Depositary's Agent, as the case may be, except for any liability arising out of gross negligence, willful misconduct or bad faith.

         Section 5.08. Charges and Expenses. No fees, charges and expenses of the Depositary or Depositary's Agent hereunder or any Registrar shall be payable by any person other than the Company, except for any taxes and other governmental charges and except as otherwise provided herein. If, at the request of a holder of a Receipt or Receipts, the Depositary incurs fees, charges or expenses for which it is not otherwise liable hereunder, such holder will be liable for such fees, charges and expenses and the Depositary shall not be obligated to, and shall incur no liability for the failure to, tender payment for such fees, charges or expenses unless the Depositary shall have received payment from such holder. All other fees, charges and expenses of the Depositary and Depositary's Agent hereunder and of any Registrar (including, in each case, fees and expenses of counsel) incident to the performance of their respective obligations hereunder will be paid from time to time in accordance with the fee schedule delivered upon the date hereof, and such additional fees upon consultation and agreement between the Depositary and the Company as to the amount and nature of such fees, charges and expenses.

         Section 5.09. Representations and Warranties as to Preferred Stock. With its initial deposit of the Preferred Stock, the Company shall be deemed thereby to represent and warrant that such Preferred Stock and each certificate therefor is valid. The Company hereby further represents and warrants that the Preferred Stock, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Such representations and warranties shall survive the deposit of the Preferred Stock and the issuance of Receipts.

         Section 5.10. Representations and Warranties as to Receipts. The Company hereby represents and warrants that the Receipts, when issued, will represent legal and valid interests in the Preferred Stock. Such representation and warranty shall survive the deposit of the Preferred Stock and the issuance of Receipts.

         Section 5.11. Representations and Warranties as to Common Stock. The Company hereby represents and warrants that the Common Stock issuable upon conversion of the Preferred Stock, when issued, will be duly authorized validly issued, fully paid and nonassessable. Such representation and warranty shall survive the exchange of the Preferred Stock for such Common Stock.

         Section 5.12. Representations and Warranties as to PracticeWorks Preferred Stock. The Company hereby represents and warrants that the PracticeWorks Preferred Stock issuable upon exchange of the Preferred Stock, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

                                   ARTICLE VI

                            AMENDMENT AND TERMINATION

         Section 6.01. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable; provided, however that no such amendment (other than any change in the fees of any Depositary, Depositary's Agent or Registrar, which shall go into effect not sooner than three months after notice thereof to the holders of the Receipts) which shall materially and adversely alter the rights of the holders of Receipts shall be effective unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares then outstanding. Every holder of an outstanding Receipt at the time any such amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the holder of any Receipt, subject to the conditions of this Deposit Agreement, to surrender such Receipt and receive therefor the Preferred Stock represented thereby, except in order to comply with mandatory provisions of applicable law.

         Section 6.02. Termination. The Deposit Agreement may be terminated by the Company or the Depositary only if and after (i) there shall have been a final distribution in respect of the Preferred Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed by the Depositary to the holders of Receipts or (ii) each share of Preferred Stock shall have been redeemed, converted into shares of Common Stock or exchanged for PracticeWorks Preferred Stock.

         If any Receipts shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the transfer of Receipts, shall suspend the distribution of dividends to the holders thereof, and shall not give any further notices (other than notice of such termination) or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to the Preferred Stock, and shall continue to deliver Preferred Stock together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights, preferences, privileges or other property in exchange for Receipts surrendered to the Depositary. Subject to the provisions of the balance of this paragraph, at any time after the expiration of two years from the date of termination, the Depositary may sell the Preferred Stock then held hereunder at public or private sale at such place or places and upon such terms as it deems proper and may thereafter hold the net proceeds of any such sale, together with any other cash then held by it hereunder, without liability for interest, for the pro rata benefit of the holders of Receipts which have not theretofore been surrendered. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash. Subject to the provisions of the balance of this paragraph, upon the termination of this Deposit Agreement the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary and the Registrar, if any, under Sections 5.07 and
5.08 hereof. The Company shall be entitled to receive from the Depositary interest or other income, if any, earned on money so held by the Depositary or otherwise held by the Depositary pursuant to any other section of this Deposit Agreement, and such interest or other income shall be paid by the Depositary to the Company upon request, but not more often than once in any quarter. Any such monies unclaimed by the holders of Receipts more than two years from the date of termination of this Deposit Agreement shall, upon request of the Company, be paid to it (together with such interest or other income not previously paid to the Company), and after such payment, the holders of Receipts entitled to the funds so paid to the Company shall look only to the Company for payment without interest. The Depositary shall invest all such moneys in such fashion as may be agreed with the Company, consistent with the duties of the Depositary to the holders of Receipts under this Deposit Agreement.

                                  ARTICLE VII

                                 MISCELLANEOUS

         Section 7.01. Counterparts. This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         Section 7.02. Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

         Section 7.03. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

         Section 7.04. Notices. Except as otherwise set forth herein, all notices to be given to the Company or the Depositary in connection with this Deposit Agreement shall be in writing and shall be delivered either by personal delivery, by telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by express courier or delivery service, addressed to the Company or the Depositary at the following addresses:

               A.              Company:                        InfoCure Corporation
                                                               1765 The Exchange
                                                               Suite 200
                                                               Atlanta, Georgia 30339
                                                               Attention: Corporate Secretary
                                                               Telecopy No.: (770) 221-5553

                               With a copy to:                 King & Spalding
                                                               191 Peachtree Street
                                                               Atlanta, Georgia 30303
                                                               Attention:  John J. Kelley III
                                                               Telecopy No.: (404) 572-5147

               B.              Depositary                      Stocktrans, Inc.
                                                               44 West Lancaster Drive
                                                               Ardmore, Pennsylvania 19003
                                                               Attention: Jonathan Miller
                                                               Telecopy No.: (610) 649-7302

                               With a copy to:                 Brad Rodos
                                                               Fox, Rothschild, O'Brien & Frankel, LLP
                                                               2000 Market Street, 10th Floor
                                                               Philadelphia, PA 19103-3291
                                                               Telecopy No: (215) 299-2150


or at such other address and number as either party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.

         Any and all notices to be given to any record holder of a Receipt shall in writing and shall be delivered either by personal delivery, by telecopy or similar facsimile means, or by first class mail with postage prepaid.

         Notices shall be deemed given (i) when received, if sent by telecopy or similar facsimile means (conformation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telecopy or other facsimile means), (ii) when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested, or (iii) when mailed if sent to a holder of a Receipt by first class mail with postage prepaid.

         Section 7.05. Depositary's Agents. With prior approval in writing by the Company in each case, the Depositary may from time to time appoint Depositary's Agents (which may include the Company) for the purposes of this Deposit Agreement and may at any time appoint additional Depositary's Agents and vary or terminate the appointment of such Depositary's Agents.

         Section 7.06. Holders of Receipts are Parties. The holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance thereof.

         Section 7.07. Governing Law. This Deposit Agreement and the Receipts and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 7.08. Inspection of Deposit Agreement. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary's Agents and shall be open to inspection during business hours at the Depositary's Corporate Trust Office and the offices of the Depositary's Agents by any holder of a Receipt.

         Section 7.09. Headings. The headings of articles and sections of this Deposit Agreement and in the form of the Receipt set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

                            [signature page follows]

         IN WITNESS WHEREOF, the Company and the Depositary have duly executed this Deposit Agreement as of the day and year first above written and all holders of Receipts shall become parties hereto upon acceptance by them of Receipts issued in accordance with the terms hereof.

                                                 INFOCURE CORPORATION



                                                 ------------------------------
                                                 By:
                                                 Title:


                                                 STOCKTRANS, INC.



                                                 -------------------------------
                                                 By:
                                                 Title:

                                    EXHIBIT A

                                     Form of
                               DEPOSITARY RECEIPT
                                       FOR
                                DEPOSITARY SHARES
                        REPRESENTING SERIES A CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK
                          (par value $0.001 per share)
                                       OF
                              INFOCURE CORPORATION
             (Incorporated under the Laws of the State of Delaware)

No. Depositary Shares (each Depositary Share represents one-tenth (1/10th) of one share of Series A Convertible Redeemable Preferred Stock (par value $0.001 per share))

         1. StockTrans, Inc., a Pennsylvania corporation, with its principal executive offices at the time of the execution of the Deposit Agreement (as defined below) at 44 West Lancaster Drive, Ardmore, Pennsylvania 19003, as Depositary (the "Depositary"), hereby certifies that_____________________ is the registered owner of __________ Depositary Shares ("Depositary Shares"), each Depositary Share representing one-tenth (1/10th) of one share of Series A Convertible Redeemable Preferred Stock (par value $0.001 per share) (the "Preferred Stock") of InfoCure Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"). The rights, preferences and limitations of the Preferred Stock are set forth in the Company's Certificate of Incorporation, as amended, and the resolutions adopted by the Company's Board of Directors establishing the Preferred Stock (the "Certificate"), copies of which are on file at the Depositary's Corporate Trust Office in Ardmore, Pennsylvania.

         2. The Deposit Agreement. Depositary Receipts (the "Receipts"), of which this Receipt is one, are made available upon the terms and conditions set forth in the Deposit Agreement, dated as of ________, 2000 (the "Deposit Agreement"), among the Company, the Depositary and all holders from time to time of Receipts. The Deposit Agreement (copies of which are on file at the Depositary's Corporate Trust Office in Ardmore, Pennsylvania) sets forth the rights of holders of Receipts and the rights and duties of the Depositary in respect of the Preferred Stock deposited and any and all other property and cash from time to time held thereunder. The statements made on the face and the reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are subject to the detailed provisions thereof, to which reference is hereby made. Unless otherwise expressly herein provided, all defined terms used herein shall have the meanings ascribed thereto in the Deposit Agreement.

         3. Redemption. The Depositary shall redeem the number of Depositary Shares representing such Preferred Stock. The redemption price per Depositary Share will be equal to one-tenth (1/10th) of the per share amount payable with respect to the Preferred Stock, which amount is calculated pursuant to Section 5(a) of the Certificate. The Depositary shall mail notice of such redemption and the simultaneous redemption of the number of Depositary Shares representing the Preferred Stock to be redeemed, first class mail postage prepaid, not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of record) of Receipts for Depositary Shares to be redeemed, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders. Each such notice shall state (i) the Redemption Date; (ii) the number of Depositary Shares to be redeemed and, if less than all the Depositary Shares evidenced by Receipts held by such holder are to be redeemed, the number of such Depositary Shares to be redeemed from such holder;
(iii) the redemption price per Depositary Share; (iv) the place or places where Receipts evidencing Depositary Shares are to be presented and surrendered for payment of the redemption price per Depositary Share; and (v) that dividends in respect of the Depositary Shares to be redeemed will cease to accrue on the Redemption Date. The Depositary shall have no liability to the holders of Depositary Shares for failure timely to pay the redemption price for Depositary Shares to be redeemed if the Company shall have failed to deposit with the Depositary the redemption price for the Preferred Stock underlying such Depositary Shares prior to the Redemption Date.

         4. Conversion Rights. Receipts may be surrendered by delivery of a Conversion Notice, in the form attached hereto as Exhibit C, to the Depositary to instruct the Company to cause the conversion of any specified number of whole or fractional shares of Preferred Stock represented by the Depositary Shares evidenced by such Receipts into the number of whole shares of Common Stock obtained by dividing the aggregate liquidation preference (then in effect) of such Depositary Shares by the Conversion Price (then in effect), as such Conversion Price may be adjusted by the Company from time to time as provided in the Certificate. Subject to the terms and conditions of this Deposit Agreement and the Certificate, a holder of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional shares of Preferred Stock may surrender such Receipt or Receipts to the Depositary at the Depositary's Corporate Trust Office or to such office or to such Depositary's Agents as the Depositary may designate for such purpose, together with (i) a Conversion Notice, and (ii) any payment in respect of dividends required by this Section 2.10 of the Deposit Agreement, thereby directing the Depositary to instruct the Company to cause the conversion of the number of shares or fractions thereof of underlying Preferred Stock specified in such Conversion Notice into whole shares of Common Stock. In the event that a holder delivers to the Depositary for conversion a Receipt or Receipts which in the aggregate are convertible into less than one whole share of Common Stock or any number of whole shares of Common Stock plus an excess constituting less than one whole share of Common Stock, the holder shall receive payment in lieu of such fractional shares of Common Stock otherwise issuable in accordance with the last paragraph of this Section 2.10. If more than one Receipt shall be delivered for conversion at one time by the same holder, the number of whole shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Depositary Shares evidenced by the Receipts so delivered. The conversion date shall be deemed to have occurred on such date as the holder surrenders such Receipts to be converted to the Depositary.

         Upon receipt by the Depositary of a Receipt or Receipts, together with a Conversion Notice, duly completed and executed, directing the Depositary to instruct the Company to cause the conversion of a specified number of shares or fractions thereof of Preferred Stock, the Depositary shall, on the date of receipt of such Conversion Notice, instruct the Company (i) to cause the conversion of the Preferred Stock represented by the Depositary Shares evidenced by the Receipts so surrendered for conversion as specified in the Conversion Notice to the Depositary and (ii) to cause the delivery to the holder or holders of such Receipts of a certificate or certificates evidencing the number of shares of Common Stock (or any cash, securities or other property deliverable in lieu of such Common Stock), and the amount of money, if any, to be delivered to the holders of Receipts surrendered for conversion in payment of any fractional shares of Common Stock otherwise issuable. The Company shall, as promptly as practicable after receipt of such instructions from the Depositary, cause the delivery to such holder or holders of (i) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Preferred Stock represented by the Depositary Shares evidenced by such Receipt or Receipts has been converted, and (ii) any money or other property to which the holder or holders are entitled. The person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at the close of business on the date such Receipt or Receipts shall have been surrendered to and a Conversion Notice received by the Depositary, unless the stock transfer books of the Company shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record on the next succeeding day on which such stock transfer books are open.

         Upon such conversion, the Depositary (i) shall deliver to the holder a Receipt evidencing the number of Depositary Shares, if any, which such holder has elected not to convert in excess of the number of Depositary Shares representing Preferred Stock which has been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver for cancellation to the transfer agent for the Preferred Stock the shares of Preferred Stock represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted.

         If any Preferred Stock shall be called by the Company for redemption or exchange, such Preferred Stock may be converted into Common Stock as provided in this Deposit Agreement until and including, but not after, the close of business on the Redemption Date or the Exchange Date (unless the Company shall default in making payment of the amount payable upon such redemption or exchange) or, if the Company shall so elect and state in the notice of redemption the date on which the Company irrevocably deposits with the designated bank or trust company as paying agent, moneys sufficient to pay, on the Redemption Date, the Redemption Price. Upon receipt by the Depositary of a Receipt or Receipts evidencing Depositary Shares representing any Preferred Stock called for redemption or exchange, together with a properly completed and executed Notice of Conversion, the shares of Preferred Stock held by the Depositary represented by such Depositary Shares for which conversion is requested shall be deemed to have been received by the Company for conversion.

         Upon any conversion of the Preferred Stock underlying the Depositary Shares, no allowance, adjustment or payment shall be made with respect to accrued dividends upon such Preferred Stock except that if any holder of a Receipt surrenders such Receipt with instructions to the Depositary for conversion of the underlying Preferred Stock evidenced thereby during the period between the opening of business on any dividend record date and the close of business on the corresponding dividend payment date (except shares called for redemption or exchange on a Redemption Date or Exchange Date during such period), such Receipt must be accompanied by a payment equal to the dividend thereon, if any, which the holder of record of such Receipt is entitled to receive on such dividend payment date in respect of the underlying Preferred Stock to be converted.

         Upon the conversion of any shares of Preferred Stock for which a Notice of Conversion has been received by the Depositary, all dividends in respect of such Preferred Stock shall cease to accrue, such Preferred Stock and the Depositary Shares representing such Preferred Stock shall be deemed no longer outstanding, all rights of the holder of the Receipt with respect to such Depositary Shares (except the right to receive the Common Stock, any cash payable with respect to any fractional shares of Common Stock as provided herein, any cash payable on account of accrued dividends in respect of the Preferred Stock so converted, any other cash securities or other property to which the holder is entitled and any Receipts evidencing Depositary Shares representing Preferred Stock not so converted) shall terminate, and the Receipt evidencing such Depositary Shares shall be cancelled in accordance with Section 2.09.

         No fractional shares of Common Stock shall be issuable upon conversion of Preferred Stock underlying the Depositary Shares. If, except for the provisions of Section 2.10 of the Deposit Agreement and the Certificate, any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Preferred Stock would be entitled to a fractional share of Common Stock upon such conversion, the Company shall cause to be delivered to such holder an amount in cash for such fractional share determined in accordance with the Certificate.

         5. Optional Exchange of Preferred Stock for PracticeWorks Preferred Stock. Whenever the Company shall elect to exchange all of the shares of Preferred Stock for PracticeWorks Preferred Stock, it shall give the Depositary not less than 10 days' prior written notice of the date of such proposed exchange of Preferred Stock. On the date of such exchange, provided that PracticeWorks shall then have issued and deposited with the Depositary the PracticeWorks Preferred Stock for the Preferred Stock to be exchanged, the Depositary shall exchange the Depositary Shares representing the Preferred Stock in exchange for the PracticeWorks Preferred Stock issued in such exchange. The Depositary shall mail notice of such exchange and the proposed simultaneous exchange of the Depositary Shares representing the Preferred Stock to be exchanged, first class postage prepaid, not less than 30 and not more than 60 days prior to the date fixed for exchange for such Preferred Stock and Depositary Shares (the "Exchange Date"), to the record holders on the record date for such exchange (determined pursuant to Section 4.04) of the Receipts evidencing the Depositary Shares to be so exchanged, at the addresses of such holders as the same appear on the records of the Depositary; but neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for exchange as to other holders. PracticeWorks shall provide the Depositary with such notice and each such notice shall state the record date for the purposes of such exchange, the Exchange Date, the place or places where Receipts evidencing Depositary Shares are to be surrendered for exchange, that dividends in respect of the Preferred Stock represented by the Depositary Shares to be exchanged will cease to accrue at the close of business on such Exchange Date, and that the conversion rights in respect thereof will terminate at the close of business on the last business day preceding such Exchange Date.

         Notice having been mailed by the Depositary as aforesaid, from and after the Exchange Date (unless default shall be made by PracticeWorks in issuing the PracticeWorks Preferred Stock in exchange for, or in making the final dividend payment on, the outstanding shares of Preferred Stock on the Exchange Date), all dividends in respect of the shares of Preferred Stock so called for exchange shall cease to accrue, the conversion rights in respect thereof will terminate, the Depositary Shares being exchanged shall be deemed no longer to be outstanding, all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the Debentures to be exchanged therefor) shall, to the extent of such Depositary Shares, cease and terminate and, upon surrender in accordance with said notice of the Receipts evidencing any such Depositary Shares (properly endorsed or assigned for transfer, if the Depositary or applicable law shall so require), such Depositary Shares shall be accepted in exchange for such PracticeWorks Preferred Stock at an exchange rate per Depositary Share equal to one-tenth (1/10th) of the exchange rate per share in respect of the shares of Preferred Stock plus all money and other property, if any, represented by each such Depositary Share, including all amounts paid by the Company in respect of dividends which on the Exchange Date have accrued on the shares of Preferred Stock to be so exchanged and have not theretofore been paid. The foregoing shall further be subject to the terms and conditions of the Certificate.

         6. Surrender of Receipts and Withdrawal of Preferred Stock. Upon surrender of this Receipt to the Depositary at its Corporate Trust Office or at such other offices as it may designate, and subject to the provisions of the Deposit Agreement, the holder hereof is entitled to withdraw, and to obtain delivery, to or upon the order of such holder, of, the number of whole or fractional shares of the Preferred Stock and any other property, if any, at the time represented hereby; provided, however, that in the event this Receipt shall evidence a number of Depositary Shares in excess of the number of Depositary Shares representing the number of whole or fractional shares of Preferred Stock to be so withdrawn, the Depositary shall, in addition to such number of whole or fractional shares of Preferred Stock and the other property, if any, to be so withdrawn, deliver, to or upon the order of such holder, a new Receipt evidencing such excess number of Depositary Shares.

         A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank, and the holder thereof shall execute and deliver to the Depositary a written order directing the Depositary to cause the Preferred Stock being withdrawn to be delivered to or upon the written order of a person or persons designated in such order. Thereupon, the Depositary shall deliver at its Corporate Trust Office, subject to the terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the Preferred Stock and other property represented by such Receipt.

         If the Receipt or Receipts delivered by the holder thereof evidence a number of Depositary Shares (and corresponding Preferred Stock) in excess of the number of Depositary Shares representing the number of whole shares of Preferred Stock to be withdrawn by such holder, the Depositary shall deliver to such holder simultaneously a new Receipt or Receipts evidencing such excess number of Depositary Shares.

         7. Transfers, Split-ups, Combinations. This Receipt is transferable on the books of the Depositary upon surrender of this Receipt to the Depositary, properly endorsed or accompanied by a properly executed instrument of transfer, and upon such transfer the Depositary shall sign and deliver a Receipt to or upon the order of the person entitled thereto, as provided in the Deposit Agreement. This Receipt may be split into other Receipts or combined with other Receipts into one Receipt, evidencing the same aggregate number of Depositary Shares as evidenced by the Receipt or Receipts surrendered.

         8. Conditions to Signing and Delivery Transfer, etc., of Receipts. Prior to the execution and delivery, transfer, split-up, combination, surrender or exchange of this Receipt, the Depositary, or any of the Depositary's Agents, may require payment of a sum sufficient for reimbursement of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Preferred Stock being withdrawn), may require proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with such regulations, if any, as the Depositary may establish pursuant to the Deposit Agreement. Any holder of this Receipt, may be required to file such information, and to execute such certificates, as the Depositary may reasonably deem necessary or proper.

         9. Suspension of Delivery, Transfer, etc. The deposit of Preferred Stock, the delivery of this Receipt against Preferred Stock or the transfer, surrender or exchange of this Receipt may be suspended (i) during any period when the register of stockholders of the Company is closed, or (ii) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement or for any other reason.

         10. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary with respect to this Receipt or with respect to the Depositary Shares evidenced hereby or with respect to the Preferred Stock (or any fractional interest therein) represented by such Depositary Shares, such tax (including transfer taxes, if any) or governmental charge shall be payable by the holder hereof. Transfer of this Receipt or any withdrawal of the Preferred Stock may be refused until such payment is made, and any dividends or other distributions may be withheld, or any part or all of the Preferred Stock represented by this Receipt and not theretofore sold may be sold for the account of the holder hereof, and such dividends or other distributions or the proceeds of any such sale may be applied to payment of any such tax or other governmental charge, the holder of this Receipt remaining liable for any deficiency.

         11. Representations and Warranties. The Company with its deposit of Preferred Stock under the Deposit Agreement shall be deemed thereby to represent and warrant that such Preferred Stock or each certificate therefor is valid. The Company hereby further represents and warrants that the Preferred Stock, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Such representations and warranties shall survive the deposit of Preferred Stock and the issuance of the Receipts. Additional representations and warranties of the Company are set forth under Article V of the Deposit Agreement.

         12. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable; provided, however that no such amendment (other than any change in the fees of any Depositary, Depositary's Agent or Registrar, which shall go into effect not sooner than three months after notice thereof to the holders of the Receipts) which shall materially and adversely alter the rights of the holders of Receipts shall be effective unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares then outstanding. The holder of this Receipt at the time any such amendment so becomes effective shall be deemed, by continuing to hold this Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the holder of this Receipt, subject to the conditions of the Deposit Agreement, to surrender this Receipt and receive therefor the Preferred Stock represented hereby, except in order to comply with mandatory provisions of applicable law.

         13. Charges of Depositary. The Company will pay all charges of the Depositary, except for fees for the delivery of Receipts against the deposit of Preferred Stock (other than the initial deposit and delivery), taxes and other governmental charges, and such telegram, telex and delivery charges as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Preferred Stock or holders of Receipts.

         14. Title to Receipts. It is a condition of this Receipt, and every successive holder hereof by accepting or holding the same consents and agrees, that title to this Receipt (and to the Depositary Shares evidenced hereby), when properly endorsed or accompanied by a properly executed instrument of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until this Receipt shall be transferred on the books of the Depositary as provided in Section 2.04 of the Deposit Agreement, the Depositary may, notwithstanding any notice to the contrary, treat the record holder hereof at such time as the absolute owner hereof for the purpose of determining the person entitled to distributions of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes.

         15. Dividends and Distributions. Pursuant to and subject to the provisions of the Certificate, whenever the Depositary shall receive any cash dividend or other cash distribution from the Company on the Preferred Stock, which such dividend or distribution the Depositary shall hold in trust for the benefit of the holders of Receipts, the Depositary shall distribute to each record holder of Receipts on the record date fixed pursuant to Section 4.04 of the Deposit Agreement the amount of such distribution as is, as nearly as possible, in proportion to the number of outstanding Depositary Shares held by such holder; provided, however, that in case the Company or the Depositary shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of the Preferred Stock an amount on account of taxes, the amount made available for distribution or distributed on the Receipts evidencing Depositary Shares issued in respect of such Preferred Stock shall be reduced accordingly. Except as otherwise provided herein or in the Certificate, if at any time the Company pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the number of shares of Preferred Stock held by each such holder. Other distributions received on the Preferred Stock may be distributed to such holders of Receipts as provided in Section 4.02 of the Deposit Agreement. The Depositary shall have no liability to the holders of Depositary Shares for failure to distribute timely, or at all, such dividend or distribution to the holders of Depositary Shares entitled thereto if the Company shall have failed to deposit such dividend or distribution with the Depositary prior to the applicable payment date for the dividend or distribution.

         16. Subscription Rights, Preferences or Privileges. Whenever the Company shall offer to the holders of the Preferred Stock any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall be made available by the Depositary to the holders of Receipts in such manner as the Depositary may determine, either by the issue to the record holders of Receipts entitled thereto of warrants representing such rights, preferences or privileges or by such other method as may be approved by the Depositary in its discretion; provided, however, that if at the time of issue or offer of any such rights, preferences or privileges the Depositary determines that it is not lawful or not feasible to make such rights, preferences or privileges available to holders of Receipts by the issue of warrants or otherwise, or if and to the extent so instructed by holders of Receipts who do not desire to exercise such rights, preferences or privileges, the Depositary, in its discretion, may, if applicable laws permit transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall be distributed by the Depositary to the record holders of Receipts entitled thereto as in the case of a distribution received in cash.

         If any other action (including the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the securities to which any rights, preferences or privileges relate) under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company will use its best efforts to take such action or obtain such registration, authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable holders of Receipts to exercise such rights, preferences or privileges. In no event shall the Depositary make available to the holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until any such required registration statement is in effect or the Depositary receives an opinion from counsel to the Company that the offering and sale of such securities to such holders are exempt from registration under the Securities Act.

         17. Fixing of Record Date. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights, preferences or privileges shall be offered, with respect to the Preferred Stock, or whenever the Depositary shall receive notice of any meeting at which holders of Preferred Stock are entitled to vote or of which holders of Preferred Stock are entitled to notice or whenever the Depositary shall receive notice of any election or requirement on the part of the Company to redeem or exchange any share of the Preferred Stock, or whenever the Depositary and the Company shall decide it is appropriate, the Depositary shall in each such instance fix a record date (which shall be the record date fixed by the Company with respect to the Preferred Stock) for the determination of the holders of Receipts who shall be entitled to receive such dividend, distribution, rights, preferences or privileges, or to give instructions for the exercise of voting rights at any such meeting, or who shall be entitled to notice of such meeting, or for any other reasons.

         18. Voting Rights. Upon receipt of notice of any meeting at which the holders of Preferred Stock are entitled to vote, the Depositary shall, as soon as practicable, mail to the record holders of Receipts a notice, the form of which shall be prepared by the Company and delivered to the Depositary and which shall contain (i) such information as is contained in such notice of meeting and
(ii) a statement that the holders of Receipts at the close of business on a specified record date determined as provided in Paragraph 17 will be entitled, subject to any applicable provisions of law and of the Company's Certificate of Incorporation, as amended, the Company's Bylaws or the Certificate, to instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Preferred Stock represented by the Depositary Shares evidenced by their respective Receipts, and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a holder of a Receipt on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted the amount of Preferred Stock represented by the Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. In the absence of specific instructions from the holder of a Receipt, the Depositary will abstain from voting to the extent of the Preferred Stock underlying such Receipt.

         19. Changes Affecting Deposited Securities. Upon any change in par value, split-up, consolidation or any other reclassification of the Preferred Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of assets affecting the Company or to which it is a party, the Depositary shall, upon the instructions of the Company, treat any securities which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Preferred Stock as new deposited securities under this Deposit Agreement, and Depositary Shares and Receipts then outstanding shall thenceforth represent and evidence the new deposited securities so received in exchange or conversion. In any such case the Depositary may in its discretion, with the approval of the Company, or shall upon the instructions of the Company, and (in either case) in such manner as the Depositary may deem equitable, (i) make such adjustments as are certified by the Company in (x) the fraction of an interest represented by one Depositary Share in one share of Preferred Stock and
(y) the ratio of the redemption price per Depositary Share to the redemption price of a share of Preferred Stock, in each case as may be necessary fully to reflect the effects of such change in par or stated value, split-up, combination or other reclassification of Preferred Stock, or of such recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets and (ii) treat any securities or property which shall be received by the Depositary in exchange for or upon conversion of or m respect of the Preferred Stock as new deposited property so received in exchange for or upon conversion or in respect of such Preferred Stock. In any such case the Depositary may in its discretion with the approval of the Company, execute and deliver additional Receipts or may call for the surrender of all outstanding Receipts to be exchanged for new Receipts specifically describing such new deposited property. Anything to the contrary herein notwithstanding, holders of Receipts shall have the right from and after the effective date of any such change in par or stated value, split-up, combination or other reclassification of the Preferred Stock or any such recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all of the Company's assets to surrender such Receipts to the Depositary with instructions to convert, exchange or surrender the Preferred Stock represented thereby only into or for, as the case may be, the kind and amount of shares of stock and other securities, property and cash into which the Preferred Stock represented by such Receipts might have been converted or for which such Preferred Stock might have been exchanged or surrendered immediately prior to the effective date of such transaction; provided that in no event shall the Company be required to deliver fractional shares of Common Stock.

         20. Reports; Inspection of Transfer Books. The Depositary shall make available for inspection by holders of Receipts at its Corporate Trust Office any reports and communications received from the Company which are received by the Depositary as the holder of Preferred Stock. The Depositary shall also send to record holders of Receipts copies of such notices, reports and other financial statements to the extent provided in the Deposit Agreement when furnished by the Company. The Depositary shall keep books for the transfer of Receipts, which at all reasonable times will be open for inspection by the record holders of Receipts to the same extent as a record holder of Preferred Stock may inspect books for the transfer of Preferred Stock.

         21. Liability of Depositary, the Depositary's Agents, the Registrar and the Company. Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall incur any liability to any holder of any Receipt, if by reason of any provision of any present or future law or regulation of any governmental authority or, in the case of the Depositary, the Depositary's Agent or the Registrar by reason of any provision, present or future, of the Company's Certificate of Incorporation, as amended, or the Certificate, or by reason of any act of God or war or other circumstance beyond its control, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing any act or thing which by the terms of the Deposit Agreement shall be done or performed; nor shall the Depositary, any Depositary's Agent, the Registrar or the Company incur any liability to any holder of a Receipt by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement.

         22. Obligations of the Depositary, the Depositary's Agents, the Registrar and the Company. Neither the Depositary nor any Depositary's Agent nor the Company assumes any obligation or shall be subject to any liability under the Deposit Agreement to holders of Receipts other than that each of them agrees to use good faith in the performance of such duties as are specifically set forth in the Deposit Agreement.

         Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be under any obligation to take action under the Deposit Agreement pursuant to instructions of holders of Receipts (except as otherwise expressly provided in the Deposit Agreement) or to appear in, prosecute or defend any action, suit or other proceeding in respect of the Preferred Stock, the Depositary Shares or the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including reasonable attorneys' fees) and liability be furnished as often as may be required.

         Neither the Depositary nor any Depositary's Agent nor any Registrar nor the Company shall be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Preferred Stock for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information. The Depositary or its agents shall not be liable to the Company for any acts or omissions committed by it or its agents in connection with the performance with this Deposit Agreement except for acts or omissions committed out of gross negligence, willful misconduct or bad faith. Notwithstanding anything in this Agreement to the contrary, in no event shall the Depositary, the Depositary's agents or the Company be liable for any indirect, special or consequential loss or damage (including, but not limited to, loss of profits) arising from acts or omissions committed in connection with the performance of this Deposit Agreement, it being the understanding of the parties that Depositary's liability hereunder shall not extend beyond direct, general contract damages.

         The Depositary; the Depositary's Agent and any Registrar may own and deal in any class of securities of the Company and its affiliates and in Receipts. The Depositary may also be a depositary of the Company and its affiliates for any purpose, may loan money to the Company and its affiliates, may act as trustee, transfer agent or registrar of any of the securities of the Company and its affiliates and may engage in any other business with or for the Company and its affiliates.

         23. Resignation and Removal of Depositary. The Depositary may at any time (i) resign by notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment, or (ii) be removed by the Company by notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor depositary and its acceptance of such appointment, all as provided in the Deposit Agreement.

         24. Termination Of Deposit Agreement. The Deposit Agreement may be terminated by the Company or the Depositary only if and after (i) all outstanding shares of Preferred Stock shall have been redeemed, (ii) there shall have been a final distribution in respect of the Preferred Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed by the Depositary to the holders of Receipts, (iii) each share of Preferred Stock shall have been converted into shares of Common Stock or (iv) each share of Preferred Stock shall have been exchanged for PracticeWorks Preferred Stock.

         If any Receipts remain outstanding after the date of termination, the Depositary thereafter shall discontinue all functions and be discharged from all obligations as provided in the Deposit Agreement, except as specifically provided therein.

         25. Governing Law. The Deposit Agreement and this Receipt and all rights thereunder and hereunder and provisions thereof and hereof shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed manually or, if a Registrar for the Receipts (other than the Depositary) shall have been appointed, by facsimile by the Depositary by the signature of a duly authorized officer and, if executed by facsimile signature of the Depositary, shall have been countersigned manually by such Registrar by the signature of a duly authorized officer.

Dated:                                   StockTrans, Inc., as Depositary



                                         ---------------------------------------
                                         By:
                                         Title:

         StockTrans, Inc. will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series hereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                                    EXHIBIT B
                                     Form of
                              NOTICE OF WITHDRAWAL

         The undersigned holder of this Receipt hereby irrevocably elects to withdraw the number of shares of Preferred Stock underlying _________________________ of the Depositary Shares evidenced by this Receipt in accordance with the terms of the Deposit Agreement dated as of _____________, 2000, by and among InfoCure Corporation, StockTrans, Inc., as Depositary, and the holders from time to time of the Receipts, and directs that the shares of Preferred Stock deliverable upon such withdrawal be registered in the name of and delivered to the undersigned unless a different name has been indicated below. If shares of Preferred Stock are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. If the number of Depositary Shares representing the Preferred Stock withdrawn as a result of this election is less than the number of Depositary Shares evidenced by this Receipt, the undersigned directs that the Depositary issue to the undersigned, unless a different name is indicated below, a new Receipt evidencing the number of Depositary Shares not designated above and surrendered with instructions for withdrawal of the underlying Preferred Stock, or the number of Depositary Shares representing in part a fractional share of Preferred Stock, as the case may be. Unless a lesser number of Depositary Shares is designated above, the undersigned holder will be deemed to elect to withdraw the Preferred Stock underlying all the Depositary Shares represented hereby.

Date:
      -------------------------------------------------------------------------
Name
      -------------------------------------------------------------------------

------------------------------------------------------------------------------
(Please print name and address)

Signature
           --------------------------------------------------------------------

Address
        -----------------------------------------------------------------------

------------------------------------------------------------------------------

Signature
           ---------------------------------------------------------------------
Address
         ----------------------------------------------------------------------

------------------------------------------------------------------------------

NOTE: The above signature(s) should correspond exactly with the name on the face of this Receipt. The above signature(s) must be guaranteed by a bank or a member firm of the National Association of Securities Dealers, Inc.

         If shares are to be registered in the name of a person other than the holder, please print such person's name and address below:

Name
    --------------------------------------------------------------------------


------------------------------------------------------------------------------

Address
        ----------------------------------------------------------------------


------------------------------------------------------------------------------

                                    EXHIBIT C
                                     Form of
                                CONVERSION NOTICE

         The undersigned holder of this Receipt hereby irrevocably elects to convert the number of shares of Preferred Stock underlying __________________ of the Depositary Shares evidenced by this Receipt into a number of shares of Common Stock equal to the then effective aggregate Liquidation Preference (as such term is defined in the Certificate) divided by the Conversion Price (as such term is defined in the Certificate) then in effect, as such Conversion Price may be adjusted by the Company from time to time as provided in the Certificate, in accordance with the terms of the Certificate and the Deposit Agreement dated as of ____________, 2000, by and among InfoCure Corporation, StockTrans, Inc., as Depositary, and the holders from time to time of the Receipts, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. If the number of Depositary Shares representing the Preferred Stock converted as a result of this election is less than the number of Depositary Shares evidenced by this Receipt, the undersigned directs that the Depositary issue to the undersigned, unless a different name is indicated below, a new Receipt evidencing the number of Depositary Shares not designated above and surrendered with instructions for conversion of the underlying Preferred Stock, or the number of Depositary Shares representing in part a fractional share of Preferred Stock, as the case may be. Unless a lesser number of Depositary Shares is designated above, the undersigned holder will be deemed to elect to convert into Common Stock the Preferred Stock underlying all the Depositary Shares represented hereby.

Date:
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print name and address)

Signature
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------

NOTE: The above signature(s) should correspond exactly with the name on the face of this Receipt. The above signature(s) must be guaranteed by a bank or a member firm of the National Association of Securities Dealers, Inc.


         If shares are to be registered in the name of a person other than the holder, please print such person's name and address below:

Name
    --------------------------------------------------------------------------

------------------------------------------------------------------------------

Address
       -----------------------------------------------------------------------

------------------------------------------------------------------------------

                                    EXHIBIT D

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Receipt and all rights and interests represented by the Depositary Shares evidenced thereby, and hereby irrevocably constitutes and appoints _________________, his or her attorney, to transfer the same on the books of the within-named Depositary, with full power of substitution in the premises.

Dated:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Signature


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Signature

NOTE: The above signature(s) should correspond exactly with the name on the face of this Receipt. The above signature(s) must be guaranteed by a bank or a member firm of the National Association of Securities Dealers, Inc.